                                                                     Exhibit 4.6

                            INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE
                                    [LOGO]
                       CROWN CASTLE INTERNATIONAL CORP.


NUMBER___________                                             ___________ SHARES
COMMON STOCK                                                  PAR VALUE $0.01
THIS CERTIFICATE IS TRANSFERABLE                              CUSIP 228 227 104
IN NEW YORK, NEW YORK AND                   SEE REVERSE FOR CERTAIN INSTRUCTION
RIDGEFIELD PARK, NJ


This certifies that _________________________________________________

is the owner of _____________________________________________________

          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

CROWN CASTLE INTERNATIONAL CORP. transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:____________________           COUNTERSIGNED AND REGISTERED
                                       Chase Mellon Shareholder Services,L.L.C
                                         TRANSFER AGENT

__________________________       ________________      BY______________________
CHIEF EXECUTIVE OFFICER             SECRETARY              AUTHORIZED SIGNATURE

                               [CORPORATE SEAL]

                                    [LOGO]
                       CROWN CASTLE INTERNATIONAL CORP.

     The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each class of stock or series thereof. Any such release should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar.

     The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - _______ Custodian _______
                                                                 (Cust)            (Minor)

TEN ENT - as tenants by the entireties                           Under Uniform Gift. Minors
                                                                 Act ______________________
                                                                             (State)

JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

               Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

     For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP
                               CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to register the transfer of the said shares of Common Stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated __________________________

                NOTICE                         X  ______________________________
                                                           (SIGNATURE)
        THE SIGNATURE(S) TO THIS
        ASSIGNMENT MUST CORRESPOND WITH        X  ______________________________
        THE NAME(S) AS WRITTEN UPON THE                    (SIGNATURE)
        FACE OF THE CERTIFICATE WITHOUT
        ALTERATION OR ANY CHANGE WHATEVER
                                               THE SIGNATURE(S) MUST BE
                                               GUARANTEED BY AN ELIGIBLE
                                               GUARANTOR INSTITUTION (BANKS,
                                               STOCKBROKERS, SAVINGS AND LOAN
                                               ASSOCIATIONS AND CREDIT UNIONS
                                               WITH MEMBERSHIP IN AN APPROVED
                                               SIGNATURE GUARANTEE PROGRAM
                                               PURSUANT TO S.E.C. RULE 17Ad-15.
                                               ---------------------------------
                                               SIGNATURE(S) GUARANTEED BY: